--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

April 22, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2002. The net asset value at that date was $33.13. In addition, a regular quarterly dividend of $0.43 per share was declared for shareholders of record on March 21, 2002 and paid on March 22, 2002.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Institutional Realty Shares had a total return, based on income and change in net asset value, of 8.4%. This compares with the NAREIT Equity REIT Index's* total return of 8.3%.

    REIT performance continued to excel in the first quarter, with the averages reaching new highs and substantially outdistancing all of the major stock market indexes. Every REIT property sector advanced in the first quarter, with the best performance being turned in by the Hotel sector, which was up 26.2%, as investors anticipated a strong rebound in this most economically sensitive sector. The Regional Mall sector (+11.9%) performed well for similar reasons, and because of its consistent earnings growth during the recent period of economic weakness. The weakest sectors in the quarter were Apartment (+4.4%), which began the year at a very high relative valuation, and Office (+5.2%), whose fundamentals are not generally expected to respond as quickly to renewed economic growth.

    More than ever, it appears that investors have begun to accept REITs as an asset class. Already this year, flows into real estate mutual funds have reached a five-year high. REIT equity issuance was about $2.5 billion in the first quarter, up from $356 million in first quarter 2001. REIT bond issuance, however, at $2.0 billion, was down 47% from last year's $3.8 billion. Some observers compare recent trends to those of the mid-1990's REIT bull market. We, however, believe today's environment is completely different. That previous bull market was the result of a unique cyclical growth opportunity: REITs were able to acquire property from distressed owners at attractive prices and to finance those acquisitions at favorable terms. Today, by contrast, despite ready access to debt and equity capital, REITs have found opportunities to grow via acquisitions scarce, as real estate, having been redistributed in the previous cycle, is generally held in very strong hands. In addition, because of the economic slowdown and the decline in the demand for space, there are very few new development opportunities that make economic sense.

    In our opinion, the recent change in investor sentiment toward REITs is the result of the steady performance of property investments during the economic slowdown, and the ability of REITs to maintain earnings and dividend growth in more challenging times. The performance of REITs is in marked contrast to the decline in overall stock market values over the past two years and to the record decline in corporate profits registered in 2001. Indeed, the past several years have clearly demonstrated the portfolio diversification benefits of REITs.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

    In addition, there appears to be a renewed focus on income as a primary source of investment return. As investors have reduced their long-term return expectations for many major asset classes, the attractiveness of REIT dividends has never been greater. At the beginning of the year, the current yield of REITs (7.4%) far exceeded that offered by all other equities and was higher than many fixed-income investments. Unlike fixed-income investments, however, REITs offer the possibility of growth -- and, as the following table demonstrates, REIT dividend growth over the past three years has been substantial. Nearly every one of the 50 largest REITs (which in total represent about 75% of the market capitalization of the REIT universe) increased its dividend per share over the past two years. Excluding Hotel REITs, which were the casualties of last year's unusual decline in travel, the REIT dividend record is nearly perfect, with only one company reducing its dividend in each of the past two years. Further, thus far in 2002, 20 companies, or 40% of this group, have already increased their dividend payouts. Considering that the past two years were weak for real estate fundamentals, one can only imagine the dividend growth potential of REITs in the economic and real estate upturns that we envision for late-2002 and beyond.

                        Dividend Growth per Share

----------------------------------------------------------------
                                       1999     2000     2001
----------------------------------------------------------------
50 Largest REITs
Weighted-Average Growth                 6.3%     6.4%     7.0%
# of Companies Increasing Dividends      46       44       44
# of Companies Reducing Dividends         0        1        3

50 Largest REITs - ex Hotels
Weighted-Average Growth                 6.6%     6.1%    10.9%
# of Companies Increasing Dividends      48       46       46
# of Companies Reducing Dividends         0        1        1
----------------------------------------------------------------

    We are pleased that our relative performance has begun to demonstrate meaningful improvement. In a partial reversal of last year's experience, the performance gap between the higher-yielding, smaller-cap companies and the lower-yielding, larger-cap companies has begun to close. While all sectors produced strong positive returns in the quarter, it appears that the faster-growing companies have begun to outperform the higher-yielding companies. This is logical, considering that interest rates, whose low levels caused investors to flock to the higher-yielding companies last year, have begun to rise in 2002. Further, it appears that the more recession-resistant sectors have begun to underperform, possibly the result of investors believing that the recession may be over. For example, community center owners returned 6.4% in the quarter, versus 11.4% for the mall owners. The largest companies have yet to uniformly become market-performance leaders; however, we believe that as the economic and real estate recoveries progress, leadership by the larger companies should resume.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

INVESTMENT OUTLOOK

    It may seem ironic that the strong performance of REITs has coincided with evidence that real estate fundamentals continue to deteriorate. Vacancy rates for every property type are expected to rise for much of this year, as the delivery of new space is greater than the demand for space. Furthermore, some observers have suggested that in some regions the Office sector may not begin to recover until 2004. As a result, many analysts have reduced their earnings growth estimates for both 2002 and 2003. Rising interest rates might well reverse the trends of the past year, whereby REITs had access to low-cost debt capital and investors were attracted to the group's above-average dividend yields. Compounding this situation is the fact that, as a result of their outstanding performance, the share prices of many REITs are believed by some to now exceed their underlying asset values. In fact, some analysts' most optimistic return expectations for 2002 have been met in just the first quarter; as a result, these analysts are now recommending the sale of REIT stocks.

    It is also ironic that REITs, which have proven themselves to be star performers during and after economic slowdowns, are expected by many to underperform during economic recoveries. The argument is that in a rebounding economy better relative growth can be found in industrial and technology companies. In contrast, we believe that investors look further out. In our opinion, the market is looking for signs of renewed economic growth and improved property fundamentals beyond the immediate future. Indeed, there are some very substantial signs that the economy may be entering a phase of very strong growth. In addition, the economic slowdown has also led to a slowdown in construction. Thus, while it may take time for some property markets to return to a better supply/demand balance, the process of getting there is already underway. We fully expect that earnings growth will accelerate once absorption turns positive.

    Perhaps the most important issue to reconcile regards valuation. While many believe that REIT share prices are higher than their net asset values (NAVs) by about 5% - 10%, there is no other measure that even suggests that REITs are overvalued. REIT stocks, trading on average at less than 10x this year's expected earnings, are near the bottom of their historical multiple range. Compared to other financial-market instruments, REITs continue to look extremely cheap. Indeed, the S&P 500 Index, trading at 23x earnings, is at the upper end of its historical range, while the NASDAQ multiple is simply stratospheric. Even with the recent rise in interest rates, the cost of borrowing remains near a record low. Furthermore, the gap in yields between REITs and Treasuries is still at the upper end of its historical range. And, although REIT dividend yields are in the middle of their long-term range, their payout ratios are at an all-time low. Additionally, the gap between interest rates and the widely accepted real estate capitalization rates (real estate income as a percentage of asset value) is the widest it has been in over 30 years, at about 4.5 percentage points. If cap rates were to decline by as little as 50 basis points, NAVs would rise by about 12%, turning today's perceived NAV premium into a discount.

    The only way we can reconcile the NAV measure with all of the other valuation measures is to conclude that many analysts' calculations of real estate values are not realistic. Most assets, particularly real estate, must be valued based on current and future income in relation to the cost of capital. Assuming that we are entering a period of economic recovery that leads to rising occupancies, rental rates, and net income, property values should

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

be expected to rise over the next several years. In addition, investors are likely to put a premium on the ability of REITs to generate income that grows consistently, with low volatility. Indeed, as venture capital, private equity, and technology investments have failed to produce adequate risk-adjusted returns, we believe core property investments are likely to become a mainstay in many diversified portfolios.

    As real estate returns to favor, we expect that REITs will be the investment choice for many. We believe that the modern REIT era is entering its second wave of growth, having come through the first by delivering superior returns, professional management, quality property portfolios, and a high degree of investor liquidity. While we cannot ignore the fact that REIT share prices have come a long way over the past two years, we believe that the long-term outlook for this sector remains extremely bright.

Sincerely,

             Martin Cohen                Robert H. Steers

             Martin Cohen                Robert H. Steers
             President                   Chairman


--------------------------------------------------------------------------------

            Cohen & Steers is online at WWW.COHENANDSTEERS.COM

 We have recently enhanced both the look and features of our website to give you more information about our company, our funds, and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles, and our overall insights on the REIT market.

               So visit us today at WWW.COHENANDSTEERS.COM

--------------------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)

                                                                   NUMBER
                                                                  OF SHARES      VALUE
                                                                  ---------   ------------
EQUITIES                                                         99.26%
    APARTMENT/RESIDENTIAL                               18.97%
         Apartment Investment & Management Co. -- Class A......     326,700   $ 15,802,479
         Archstone-Smith Trust.................................   1,324,775     35,490,722
         AvalonBay Communities.................................     681,800     33,953,640
         Equity Residential Properties Trust...................     692,200     19,893,828
         Essex Property Trust..................................     194,500     10,149,010
         United Dominion Realty Trust..........................     300,100      4,753,584
                                                                              ------------
                                                                               120,043,263
                                                                              ------------
    HEALTH CARE                                          5.59%
         Health Care Property Investors........................     272,100     11,033,655
         Nationwide Health Properties..........................     548,200     11,046,230
         Ventas................................................   1,051,300     13,298,945
                                                                              ------------
                                                                                35,378,830
                                                                              ------------
    HOTEL                                                2.72%
         FelCor Lodging Trust..................................     230,900      4,906,625
         Host Marriott Corp. ..................................     588,700      7,034,965
         Starwood Hotels & Resorts Worldwide...................     141,200      5,310,532
                                                                              ------------
                                                                                17,252,122
                                                                              ------------
    INDUSTRIAL                                           9.60%
         AMB Property Corp. ...................................     933,400     25,668,500
        *Catellus Development Corp.............................      13,700        269,479
         ProLogis Trust........................................   1,492,200     34,842,870
                                                                              ------------
                                                                                60,780,849
                                                                              ------------
    OFFICE                                              39.59%
         Arden Realty..........................................   1,034,000     29,365,600
         Boston Properties.....................................   1,108,600     43,734,270
       **Brookfield Properties Corp............................   1,034,600     19,740,061
         CarrAmerica Realty Corp. .............................     733,500     23,039,235
         Crescent Real Estate Equities Co. ....................     538,800     10,452,720
         Equity Office Properties Trust........................   1,626,228     48,770,578
         Mack-Cali Realty Corp.................................     384,000     13,317,120
         SL Green Realty Corp..................................     518,900     17,435,040
         Vornado Realty Trust..................................   1,012,700     44,720,832
                                                                              ------------
                                                                               250,575,456
                                                                              ------------

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                                   NUMBER
                                                                  OF SHARES      VALUE
                                                                  ---------   ------------
    OFFICE/INDUSTRIAL                                    6.02%
         Kilroy Realty Corp....................................     474,400   $ 13,382,824
         Liberty Property Trust................................     288,300      9,297,675
         Reckson Associates Realty Corp. ......................     624,300     15,395,238
                                                                              ------------
                                                                                38,075,737
                                                                              ------------
    SHOPPING CENTER                                     16.77%
      COMMUNITY CENTER                                   0.92%
         Developers Diversified Realty Corp....................     277,100      5,819,100
                                                                              ------------
      OUTLET CENTER                                      1.59%
         Chelsea Property Group................................     185,900     10,046,036
                                                                              ------------
      REGIONAL MALL                                     14.26%
         CBL & Associates Properties...........................     324,400     11,467,540
         General Growth Properties.............................     536,900     23,730,980
         Rouse Co..............................................     761,200     23,581,976
         Simon Property Group..................................     765,200     24,968,476
         Taubman Centers.......................................     431,400      6,496,884
                                                                              ------------
                                                                                90,245,856
                                                                              ------------
         TOTAL SHOPPING CENTER.................................                106,110,992
                                                                              ------------
TOTAL EQUITIES (Identified cost -- $497,848,716) ....... 99.26%                628,217,249
OTHER ASSETS IN EXCESS OF LIABILITIES ..................  0.74%                  4,673,216
                                                         -----                ------------
NET ASSETS (Equivalent to $33.13 per share based on
  19,102,714 shares of capital stock outstanding) ..... 100.00%               $632,890,465
                                                        ------                ------------
                                                        ------                ------------

-------------------
 * Non-income producing security.

** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on March 31, 2002 was $31,451,840 based on an exchange rate of 1 Canadian dollar to 0.627628 U.S. dollars.

--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 2002 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                  TOTAL NET ASSETS            PER SHARE
                                             ---------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/01..............                 $594,221,601            $30.97
    Net investment income..................  $  7,818,976                  $ 0.40
    Net realized and unrealized gain on
       investments.........................    42,263,482                    2.19
    Distributions from net investment
       income..............................    (8,374,836)                  (0.43)
                                                                           ------
    Capital stock transactions:
         Sold..............................    19,944,618
         Distributions reinvested..........     4,662,091
         Redeemed..........................   (27,645,467)
                                             ------------
Net increase in net asset value............                   38,668,864              2.16
                                                            ------------            ------
End of period: 3/31/02.....................                 $632,890,465            $33.13
                                                            ------------            ------
                                                            ------------            ------

-------------------
* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                          AVERAGE ANNUAL TOTAL RETURNS
                 (PERIODS ENDED SEPTEMBER 30, 2001) (UNAUDITED)

               ONE YEAR                SINCE INCEPTION (2/14/00)
               --------                -------------------------
                18.08%                          20.60%

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                  COHEN & STEERS                                     COHEN & STEERS
                EQUITY INCOME FUND                                   REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY
      A, B, C AND I SHARES AVAILABLE                      IN REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

              FOR CAPITAL APPRECIATION:                                FOR TOTAL RETURN:

                   COHEN & STEERS                                       COHEN & STEERS
                SPECIAL EQUITY FUND                               INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY
      RELATED INDUSTRIES                                  IN REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                         FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND,
                           OR TO OBTAIN A PROSPECTUS, PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

    THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND, INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT MANAGER
Director and Chairman                  Cohen & Steers Capital Management,
Martin Cohen                           Inc.
Director and President                 757 Third Avenue
Gregory C. Clark                       New York, NY 10017
Director                               (212) 832-3232
Bonnie Cohen                           FUND SUB-ADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
George Grossman                        225 Franklin Street
Director                               Boston, MA 02110
Richard J. Norman                      TRANSFER AGENT
Director                               Boston Financial Data Services, Inc.
Willard H. Smith Jr.                   Two Heritage Drive
Director                               North Quincy, MA 02171
Adam Derechin                          (800) 437-9912
Vice President and Assistant Treasurer LEGAL COUNSEL
Lawrence B. Stoller                    Simpson Thacher & Bartlett
Assistant Secretary                    425 Lexington Avenue
                                       New York, NY 10017
                                       DISTRIBUTOR
                                       Cohen & Steers Securities, Inc.
                                       757 Third Avenue
                                       New York, NY 10017
                                       NASDAQ Symbol: CSRIX
                                       Website: www.cohenandsteers.com
                                       Net asset value (NAV) can be found in
                                       the daily mutual fund listings in the
                                       financial section of most major
                                       newspapers under Cohen & Steers.
                                       This report is authorized for delivery
                                       only to shareholders of Cohen & Steers
                                       Institutional Realty Shares, Inc.
                                       unless accompanied or preceded by the
                                       delivery of a currently effective
                                       prospectus setting forth details of
                                       the Fund. Past performance, of course,
                                       is no guarantee of future results and
                                       your investment may be worth more or
                                       less at the time you sell.

--------------------------------------------------------------------------------
                                       9

COHEN & STEERS
INSTITUTIONAL REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017



         COHEN & STEERS
   INSTITUTIONAL REALTY SHARES


        QUARTERLY REPORT
         MARCH 31, 2002